                                                                     [Logo]
                                                                    ADVANTUS
                                                                 FAMILY OF FUNDS




                                                   ANNUAL REPORT TO SHAREHOLDERS
                                                          ADVANTUS SPECTRUM FUND




                                                              SEPTEMBER 30, 1995

ADVANTUS SPECTRUM FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          7

STATEMENT OF ASSETS AND
LIABILITIES                       13

STATEMENT OF OPERATIONS           14

STATEMENT OF CHANGES IN NET
ASSETS                            15

NOTES TO FINANCIAL STATEMENTS     16

INDEPENDENT AUDITORS' REPORT      21

FEDERAL INCOME TAX INFORMATION    22

SHAREHOLDER SERVICES              24

October 31, 1996

                                                                         [PHOTO]
Dear Shareholders:

The nation's economic expansion, noted for its longevity, breadth and strength, pressed forward in the third quarter of 1996. The Federal Reserve's decision not to raise interest rates, coupled with the long awaited upswing of several key foreign economies, offers new signs that the expansion, currently in its 23rd quarter, will extend well into next year.

The financial markets shrugged off concerns about an overheated economy to post record highs for both the Dow Jones Industrial Average and the NASDAQ. The current optimism is based partly on a relatively unique phenomenon of this expansion; industrial production, a harbinger of future economic activity, is actually rebuilding depleted inventories. Normally associated with the early stages of an economic recovery, this activity is unusual for a mature expansion and indicates continued economic strength.

Gross Domestic Product (GDP), clipping along at 2.5-3.0 percent annually, is hovering above the Fed's comfort level. However, consumer confidence is very high and plays a definite role in our forecast. After experiencing the lowest unemployment rates in nearly seven years, consumers today are employed, confident and spending money which bodes well for continued growth. This higher level of consumer spending is capable of sustaining a strong GDP without risk of exhausting the recovery.

Inflation, a primary concern of a heated up economy, is playing only a minor role in the current recovery. The abundance of material resources supplied from the former communist countries in Eastern Europe and the Soviet Union has mitigated the resource demands of the U.S. economy's strength. In addition, the increase of the world's labor force, in China and elsewhere, provides lower cost production options for many manufacturers, eliminating the need to raise prices. Consequently, we can envision a scenario in which inflation and interest rates actually edge lower in the coming months.

The Advantus Funds took full advantage of the extended expansion and recorded impressive gains across broad industrial segments this year. While mandated wage accelerations will affect many service related industries in the months ahead, we remain cautiously optimistic that most sectors will experience strong growth well into 1997. Further buttressing this report is the fact that in the first year of every Presidential term since 1948, the markets have returned positive performance.

The Advantus family of mutual funds offers a wide array of investment objectives to capture growth potential in many different market segments. Our experienced and dedicated portfolio managers will make the most of each opportunity.

Sincerely

        [SIGNATURE]
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS SPECTRUM FUND
PERFORMANCE UPDATE
[PHOTO]
THOMAS A. GUNDERSON, CFA
PORTFOLIO MANAGER
The Advantus Spectrum Fund is a mutual
fund seeking the most favorable total
return (including interest, dividends and capital appreciation) consistent with preservation of capital. To achieve this objective, the Fund will vary the composition of its portfolio with prevailing economic conditions. At any given time, the Fund's portfolio may be primarily composed of equity securities
(common stock, preferred stock and
securities convertible into equity
securities), mortgage-related securities, debt securities, money market securities or any combination of these securities.
The investment adviser's positioning of
the portfolio is determined by the
intermediate term outlook for economic
trends and market momentum.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

The Advantus Spectrum Fund's performance for the year ended September 30, 1996 for each class of shares offered was as follows:

                                      13.7
Class A                               percent*
                                      13.1
Class B                               percent*
                                      12.9
Class C                               percent*

This compares favorably to the 12.9 percent return of the Merrill
Lynch--Wilshire Capital Markets Index over the same period**. According to Lipper Analytical Services+, the Fund's Class A performance places it in the top third of all comparable funds for the year ended September 30, 1996.

PORTFOLIO RECAP

The stock market's strong performance mitigated much of the volatility in the bond market over the past year and allowed the Spectrum Fund to capture favorable returns in each quarter. A distinct advantage of a diversified portfolio is its ability to capture growth with reduced volatility. The Spectrum Fund performed as designed. Throughout the year, we maintained a high degree of consistency in the asset allocation mix. Stocks ranged from 50-60 percent of the portfolio, bonds varied between 30-40 percent of the mix while the cash component varied anywhere from 5-10 percent at a given time.

We outperformed our peer group funds, in part through favorable stock selection. Opportunistic investments in the fixed income area also contributed to the past year's excellent performance.

Our stock portfolio benefited from a strategy of holding a relatively high quality mix of companies with strong earnings growth. Since many companies experienced lower earnings growth, investors were willing to pay a premium to park their funds in higher quality holdings. Individual stocks which performed admirably during the year were Computer Associates (software), United Waste Management (waste services) and Parametric Technology (design software).

The bond market had a relatively disappointing year. However, our conservative investment philosophy and disciplined asset allocation process enabled us to move assets out of the bond market early and avoid some of the slide precipitated by a rising interest rate environment and inflation fears. These concerns considerably slowed the bond market's first quarter

                                                          ADVANTUS SPECTRUM FUND
                                                              SEPTEMBER 30, 1996

growth. We took advantage by reducing the portfolio's bond weight to only 30 percent when the ten year U.S. Treasury was yielding 5.6 - 5.7 percent. This ability to reduce the probability of a capital loss helped us achieve better year-end results than many of our peer group. Higher interest rates this past spring pushed the ten year U.S. Treasury bond into the 6.1 - 6.5 percent range, enabling us to again increase the weight of our bond portfolio to 40 percent. This moved allowed us to recoup earlier losses, giving the bond market portion of the fund a five percent return for the year.

OUTLOOK

Inflation remains relatively in check despite the strength of the U.S. economy and any Federal Reserve interest rate hike should be relatively modest. Many foreign markets are finally turning the corner and gaining strength while the U.S. economy continues to benefit from increased productivity levels. In addition, the baby boomers are reaching their prime earning years and are more cognizant than ever about the need to put money away for retirement. Therefore, we are optimistic about the long-term outlook for both the stock and bond markets.

In the near-term, we expect the stock market to return to a more normal growth mode after eighteen months of an extended upswing. This does not mean that the market is overvalued. It simply means we believe the market has reached a comfortable point of equilibrium. The election results will have a short- to near-term impact on the markets as we learn more about Washington's attitude toward cutting deficits and the federal budget.

Bonds currently offer an attractive return compared to inflation. The ten year Treasury Bond is yielding about 6.6 percent while inflation is running about 3.0 -3.5 percent. While we remain cautious about a near-term bump in interest rates, any Fed move to counter inflationary pressures is a positive sign for the long bond market.
*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Merrill Lynch-Wilshire Capital Markets Index is a market value-weighted index measuring the total return performance of the combined domestic taxable fixed income and equity markets. It includes the entire domestic common stock universe for which daily pricing is available, as well as all publicly placed domestic taxable debt issues with at least one year remaining to maturity and at least ten million dollars par value outstanding.
+Based on the average return of 177 stock and bond flexible funds according to Lipper Analytical Services, Inc. Fees and expenses of the Fund were not waived or absorbed by the Adviser during the year ended September 30, 1996; accordingly, total return of the Fund was not affected.

ADVANTUS SPECTRUM FUND
SEPTEMBER 30, 1996

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS SPECTRUM FUND, MERRILL LYNCH-WILSHIRE CAPITAL MARKETS INDEX AND CONSUMER PRICE
                                     INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Spectrum Fund compared to the Merrill Lynch-Wilshire Capital Markets Index and the Consumer Price Index. The three lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Spectrum Fund (November 16, 1987, August 19, 1994 and March 1, 1995 for Class A, B, and C, respectively) through September 30, 1996.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         8.0%
Five year                        8.9%
Since inception (11/16/87)      10.6%
                                       ML-Wilshire Capital
                              Class A        Markets Index        CPI
11/16/87                       10,000               10,000     10,000
10/31/88                       10,505               10,762     10,426
10/31/89                       12,273               12,740     10,904
10/31/90                       12,208               12,341     11,590
10/31/91                       15,382               15,647     11,929
10/31/92                       17,086               17,215     12,311
10/31/93                       18,569               19,809     12,641
9/30/94                        18,213               19,578     13,023
9/30/95                        21,561               23,927     13,310
9/30/96                        24,518               27,022     13,710

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         8.1%
Since inception (8/19/94)       13.0%
                                       ML-Wilshire Capital
                              Class B        Markets Index        CPI
8/19/94                        10,000               10,000     10,000
9/30/94                        10,003                9,952     10,067
9/30/95                        11,316               12,162     10,289
9/30/96                        12,953               13,735     10,598

                                                          ADVANTUS SPECTRUM FUND
                                                              SEPTEMBER 30, 1996

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        12.9%
Since inception (3/1/95)        16.3%
                                       ML-Wilshire Capital
                              Class C        Markets Index        CPI
3/01/95                        10,000               10,000     10,000
9/30/95                        11,263               11,626     10,146
9/30/96                        12,713               13,130     10,450

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical results are not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS SPECTRUM FUND
SEPTEMBER 30, 1996

FIVE LARGEST STOCK HOLDINGS

                                                            % OF
                                             MARKET         STOCK
COMPANY                          SHARES       VALUE       PORTFOLIO
-----------------------------  -----------  ---------  ---------------
Computer Associates
  International..............      20,988   $1,254,033         3.6%
General Electric Company.....      13,626   1,239,966          3.6%
Pfizer Inc...................      14,420   1,140,983          3.3%
First Data Corp..............      13,572   1,107,815          3.2%
Columbia/HCA Healthcare
  Corporation................      19,160   1,089,725          3.2%
                                            ---------          ---
                                            $5,832,522        16.9%
                                            ---------          ---
                                            ---------          ---

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                         % OF BOND
RATING                                                   PORTFOLIO
-----------------------------------------------------  -------------
U.S. Treasury........................................         15.1%
U.S. Government Agencies.............................         17.7%
AAA rated............................................          7.6%
AA rated.............................................          4.9%
A rated..............................................         30.8%
BBB rated............................................         23.9%
                                                             -----
                                                             100.0%
                                                             -----
                                                             -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common Stocks (50.8%)                      50.8%
Bonds (40.5%)                              40.5%
Cash and Other Assets/Liabilities
(8.7%)                                      8.7%

                                                          ADVANTUS SPECTRUM FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1996

           (Percentages of each investment category relate to total net assets.)

                                   MARKET
 SHARES                           VALUE(a)
---------                       ------------
COMMON STOCKS (50.8%)
  CAPITAL GOODS (5.0%)
    Machinery (5.0%)
   13,626  General Electric
            Company...........  $  1,239,966
   17,100  Millipore
            Corporation.......       675,450
   19,410  United Waste
            Systems, Inc
            (b)...............       674,498
   16,419  York International
            Corp..............       794,269
                                ------------
                                   3,384,183
                                ------------
  CONSUMER GOODS AND SERVICES (24.4%)
    Consumer Goods (10.6%)
   13,000  Coca-Cola Company..       661,375
   19,160  Columbia/HCA
            Healthcare
            Corporation.......     1,089,725
   16,800  Johnson &
            Johnson...........       861,000
   14,420  Pfizer Inc.........     1,140,983
    9,200  Philip Morris
            Companies, Inc....       825,700
    8,895  Procter & Gamble
            Company...........       867,263
   35,200  Service Corporation
            International.....     1,064,800
   12,000  Smithkline Beecham
            (c)...............       730,500
                                ------------
                                   7,241,346
                                ------------
    Consumer Services (3.5%)
   21,433  CUC International
            Inc (b)...........       854,641
   17,180  GTECH Holdings
            Corporation (b)...       551,908
   14,119  Manpower...........       469,457

                                   MARKET
 SHARES                           VALUE(a)
---------                       ------------
  CONSUMER GOODS AND SERVICES--CONTINUED
   17,900  Wallace Computer
            Services,
            Incorporated......  $    505,675
                                ------------
                                   2,381,681
                                ------------
    Food (2.5%)
   15,100  Conagra, Inc.......       743,675
   20,591  Kroger Company
            (b)...............       921,447
                                ------------
                                   1,665,122
                                ------------
    Retail (3.7%)
    6,800  Cardinal Health
            Incorporated......       561,850
   12,220  Home Depot, Inc....       695,012
   20,600  Kohl's, Inc (b)....       741,600
   34,300  Officemax (b)......       480,200
                                ------------
                                   2,478,662
                                ------------
    Consumer Cyclicals (4.1%)
   23,800  Autozone, Inc
            (b)...............       690,200
   13,700  Magna
            International, Inc
            (c)...............       661,025
   23,000  Newell Co..........       690,000
   16,405  Omnicom Group......       766,934
                                ------------
                                   2,808,159
                                ------------
  CREDIT SENSITIVE (7.5%)
    Finance (7.5%)
    6,767  American
            International
            Group, Inc........       681,775
   13,200  Associates First
            Capital Corp......       541,200
    7,750  Federal Home Loan
            Mortgage
            Corporation.......       758,531

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                   MARKET
 SHARES                           VALUE(a)
---------                       ------------
  CREDIT SENSITIVE--CONTINUED
   13,572  First Data Corp....  $  1,107,815
   11,500  MGIC Investment
            Corporation.......       774,812
   10,300  Norwest
            Corporation.......       421,012
   25,000  T. Rowe Price
            Associates........       812,500
                                ------------
                                   5,097,645
                                ------------
  INTERMEDIATE GOODS AND SERVICES (2.8%)
    Energy (1.9%)
    6,800  Kimberly-Clark
            Corporation.......       599,250
   15,693  Praxair, Inc.......       674,799
                                ------------
                                   1,274,049
                                ------------
    Transportation (.9%)
    7,600  Burlington Northern
            Santa Fe..........       641,250
                                ------------
  TECHNOLOGY (11.1%)
   18,600  Automatic Data
            Processing, Inc...       811,425
   11,700  Cisco Systems, Inc
            (b)...............       726,131
                                   MARKET
 SHARES                           VALUE(a)
---------                       ------------
  TECHNOLOGY--CONTINUED
   20,988  Computer Associates
            International.....  $  1,254,033
    9,900  Computer Sciences
            Corporation (b)...       761,063
   15,500  Danka Business
            Systems PLC (c)...       616,125
   11,700  Electronic Data
            Systems
            Corporation.......       718,088
   22,100  Equifax
            Incorporated......       582,887
    9,300  Lucent Technologies
            Incorporated......       426,637
    4,000  Microsoft
            Corporation (b)...       527,500
   10,998  Oracle Corporation
            (b)...............       468,102
   13,800  Parametric
            Technology
            Corporation (b)...       681,375
                                ------------
                                   7,573,366
                                ------------
           Total common stocks
            (cost:
            $27,051,149)......    34,545,463
                                ------------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
LONG-TERM DEBT SECURITIES (40.5%)
  GOVERNMENT OBLIGATIONS (15.1%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (13.2%)
      U.S. Treasury (6.1%)
$ 350,000  U.S. Treasury Bond...............................     6.750%   08/15/26  $    342,015
1,300,000  U.S. Treasury Bond...............................     8.000%   11/15/21     1,439,342
1,000,000  U.S. Treasury Interest Strip (d).............  5.660%-5.710%   02/15/04       614,739
2,100,000  U.S. Treasury Interest Strip (d).............  5.175%-5.580%   08/15/99     1,757,782
                                                                                    ------------
                                                                                       4,153,878
                                                                                    ------------
      Government National Mortgage Association (2.2%)
  420,145  .................................................     7.500%   10/15/23       416,875
  467,284  .................................................     6.500%   11/15/23       439,877
  207,050  .................................................     7.500%   02/15/24       205,321
  484,013  .................................................     7.000%   10/15/25       466,075
                                                                                    ------------
                                                                                       1,528,148
                                                                                    ------------
      Federal National Mortgage Association (3.1%)
  392,839  .................................................     6.500%   05/01/11       380,684
  388,901  .................................................     6.000%   05/01/11       368,728
  400,073  .................................................     7.000%   05/01/11       395,324
  245,171  .................................................     6.500%   09/01/25       230,448
  755,749  .................................................     7.000%   02/01/26       729,395
                                                                                    ------------
                                                                                       2,104,579
                                                                                    ------------
      Other U.S. Government Agencies(1.8%)
  250,000  Federal Home Loan Mortgage Corporation...........     6.550%   04/19/99       251,905
  500,000  Federal Home Loan Mortgage Corporation...........     7.030%   04/05/04       491,650
  500,000  Federal Farm Credit Bank.........................     6.960%   06/06/00       500,011
                                                                                    ------------
                                                                                       1,243,566
                                                                                    ------------
    OTHER GOVERNMENT OBLIGATIONS (.9%)
  300,000  Quebec Province of Canada (c)....................     9.125%   03/01/00       320,952
  300,000  Quebec Province of Canada (c)....................     7.500%   07/15/23       287,472
                                                                                    ------------
                                                                                         608,424
                                                                                    ------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
  GOVERNMENT OBLIGATIONS--CONTINUED
    STATE AND LOCAL GOVERNMENT OBLIGATIONS (1.0%)
$ 664,000  Wyoming Community Development Authority..........     6.850%   06/01/10  $    646,570
                                                                                    ------------
           Total government obligations (cost: $10,556,783).......................    10,285,165
                                                                                    ------------
  CORPORATE OBLIGATIONS (25.4%)
    CAPITAL GOODS (4.1%)
    Aerospace/Defense (.6%)
  400,000  Loral Corporation................................     7.625%   06/15/04       409,434
                                                                                    ------------
    Machinery (1.2%)
  750,000  Joy Technologies Incorporated....................    10.250%   09/01/03       827,159
                                                                                    ------------
    Pollution Control (.7%)
  500,000  WMX Technologies, Inc............................     6.700%   05/01/01       497,331
                                                                                    ------------
    Telecommunications (1.6%)
  250,000  Continental Cablevision, Inc.....................     8.300%   05/15/06       259,683
  800,000  Telekom Malaysia 144A (c)(e).....................     7.875%   08/01/25       802,134
                                                                                    ------------
                                                                                       1,061,817
                                                                                    ------------
  CONSUMER CYCLICAL (.6%)
    Textiles (.6%)
  350,000  Reliance Industries Limited 144A (c)(e)..........    10.375%   06/24/16       357,448
                                                                                    ------------
  CONSUMER STAPLES (6.7%)
    Business Services (.6%)
  400,000  PHH Corporation..................................     6.500%   02/01/00       397,128
                                                                                    ------------
    Drugs (.9%)
  600,000  American Home Products Corporation...............     6.500%   10/15/02       588,008
                                                                                    ------------
    Entertainment (1.3%)
  350,000  Time Warner Entertainment........................     8.875%   10/01/12       373,721
  500,000  Time Warner Incorporated.........................     7.950%   02/01/00       512,620
                                                                                    ------------
                                                                                         886,341
                                                                                    ------------
    Food (.2%)
  171,429  General Mills, Inc...............................     6.235%   03/15/97       171,728
                                                                                    ------------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
  CONSUMER STAPLES--CONTINUED
    Household Products (.7%)
$ 400,000  Premark International, Inc.......................    10.500%   09/15/00  $    448,420
                                                                                    ------------
    Media (1.9%)
  750,000  News America Holdings, Inc.......................     7.750%   12/01/45       685,912
  600,000  TCI Communications, Inc..........................     8.650%   09/15/04       613,798
                                                                                    ------------
                                                                                       1,299,710
                                                                                    ------------
    Retail (1.1%)
  250,000  Dayton Hudson Corporation........................    10.000%   12/01/00       277,051
  500,000  Heilig-Meyers Company............................     7.875%   08/01/03       495,469
                                                                                    ------------
                                                                                         772,520
                                                                                    ------------
  FINANCIAL (13.3%)
    Asset-Backed (1.1%)
  749,574  Celt 96-A A2.....................................     5.500%   02/15/03       742,692
                                                                                    ------------
    Auto Finance (2.3%)
  250,000  Ford Motor Credit................................     5.850%   03/18/99       248,125
  600,000  Ford Motor Credit................................     6.250%   12/08/05       555,667
  700,000  GMAC.............................................     9.000%   10/15/02       763,179
                                                                                    ------------
                                                                                       1,566,971
                                                                                    ------------
    Banks/Savings and Loan (2.2%)
  800,000  Midland Bank PLC (c).............................     7.625%   06/15/06       812,826
  700,000  Norwest Corporation..............................     7.680%   05/10/02       713,915
                                                                                    ------------
                                                                                       1,526,741
                                                                                    ------------
    Commercial Finance (1.1%)
  750,000  General Electric Capital Corp....................     6.660%   05/01/18       749,005
                                                                                    ------------
    Consumer Finance (2.2%)
  400,000  Commercial Credit Company........................     5.550%   02/15/01       380,768
  600,000  Discover Card Master Trust I 94-3 A..............     5.612%   04/16/02       600,983
  500,000  Lehman Brothers Holdings, Inc....................     7.375%   05/15/07       506,637
                                                                                    ------------
                                                                                       1,488,388
                                                                                    ------------
    Insurance Companies (1.1%)
  750,000  URC Holdings Corporation 144A (e)................     7.875%   06/30/06       766,965
                                                                                    ------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
  FINANCIAL--CONTINUED
    Real Estate (3.3%)
$ 750,000  Colonial Realty Limited Partnership..............     8.050%   07/15/06  $    755,407
  750,000  Developers Diversified...........................     7.400%   09/18/01       749,528
  250,000  Security Capital Industrial Trust................     7.875%   05/15/09       249,406
  500,000  Security Capital Pacific Trust...................     7.500%   02/15/14       472,985
                                                                                    ------------
                                                                                       2,227,326
                                                                                    ------------
  UTILITIES (.7%)
    Telephones (.7%)
  500,000  Compania de Telecomunicaciones de Chile (c)......     7.625%   07/15/06       505,226
                                                                                    ------------
           Total corporate obligations (cost: $17,434,584)........................    17,290,358
                                                                                    ------------
           Total long-term debt securities (cost: $27,991,367)....................    27,575,523
                                                                                    ------------
SHORT-TERM SECURITIES (7.9%)
  600,000  U.S. Treasury Bills............................  5.15%-5.16%   10/17/96       598,628
1,400,000  U.S. Treasury Bills............................  5.12%-5.27%   11/14/96     1,391,373
  775,000  U.S. Treasury Bills............................  5.21%-5.28%   12/12/96       767,174
2,645,000  GMAC Corporation CP..............................      5.45%   10/21/96     2,636,838
                                                                                    ------------
           Total short-term securities (cost: $5,393,348).........................     5,394,013
                                                                                    ------------
           Total investments in securities (cost: $60,435,864) (f)................  $ 67,514,999
                                                                                    ------------
                                                                                    ------------

Notes to Investments in Securities

(a) Securities are valued by procedures described in note 2 to the financial statements.

(b)  Presently non-income producing.

(c) The Fund held 7.5% of net assets in foreign securities as of September 30, 1996.

(d) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.

(e) Represents ownership in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.(See note 6 to the financial statements.) Information concerning the restricted securities held at September 30, 1996, which includes acquisition date and cost, is as follows:

                                                                                            ACQUISITION
     SECURITY                                                                                   DATE         COST
-----------------------------------------------------------------------------------------  --------------  ---------
     Reliance Industries Limited 144A....................................................        06/17/96  $ 349,272
     URC Holdings Corporation 144A.......................................................         Various    768,354
     Telekom Malaysia 144A...............................................................         Various    800,219
                                                                                                           ---------
                                                                                                           $1,917,845
                                                                                                           ---------
                                                                                                           ---------

(f) At September 30, 1996 the cost of securities for federal income tax purposes was $60,468,105. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.....................  $7,596,863
     Gross unrealized depreciation.....................    (549,969)
                                                         ----------
     Net unrealized appreciation.......................  $7,046,894
                                                         ----------
                                                         ----------

                                                          ADVANTUS SPECTRUM FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1996

                                            ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $60,435,864)...........................................  $67,514,999
Cash in bank on demand deposit....................................................      50,202
Receivable for Fund shares sold...................................................      83,312
Receivable for investment securities sold.........................................      85,714
Accrued interest and dividends receivable.........................................     465,173
                                                                                    ----------
    Total assets..................................................................  68,199,400
                                                                                    ----------
                                         LIABILITIES
Payable for investment securities purchased.......................................      53,234
Payable for Fund shares repurchased...............................................      21,869
Payable to Adviser................................................................      65,718
                                                                                    ----------
    Total liabilities.............................................................     140,821
                                                                                    ----------
Net assets applicable to outstanding capital stock................................  $68,058,579
                                                                                    ----------
                                                                                    ----------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2 billion shares, Class
   B--2 billion shares, Class C--2 billion shares and 4 billion shares
   unallocated) of $.01 par value (note 1)........................................  $   43,850
  Additional paid-in capital......................................................  56,080,260
  Undistributed net investment income.............................................      31,864
  Accumulated net realized gains from investments.................................   4,823,470
  Unrealized appreciation of investments..........................................   7,079,135
                                                                                    ----------
    Total--representing net assets applicable to outstanding capital stock........  $68,058,579
                                                                                    ----------
                                                                                    ----------

Net assets applicable to outstanding Class A shares...............................  $58,847,547
                                                                                    ----------
                                                                                    ----------
Net assets applicable to outstanding Class B shares...............................  $7,860,433
                                                                                    ----------
                                                                                    ----------
Net assets applicable to outstanding Class C shares...............................  $1,350,599
                                                                                    ----------
                                                                                    ----------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 3,789,331...........................................  $    15.53
                                                                                    ----------
                                                                                    ----------
  Class B--Shares outstanding 508,117.............................................  $    15.47
                                                                                    ----------
                                                                                    ----------
  Class C--Shares outstanding 87,506..............................................  $    15.43
                                                                                    ----------
                                                                                    ----------

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1996

Investment income:
  Interest.........................................................................  $1,840,155
  Dividends........................................................................    353,963
                                                                                     ---------
                                                                                     2,194,118
                                                                                     ---------
Expenses (note 4):
  Investment advisory fee..........................................................    370,684
  Distribution fees--Class A.......................................................    195,074
  Distribution fees--Class B.......................................................     54,073
  Distribution fees--Class C.......................................................      6,379
  Administrative services fee......................................................     41,200
  Custodian fees...................................................................     17,087
  Auditing and accounting services.................................................     20,328
  Legal fees.......................................................................      3,613
  Directors' fees..................................................................        983
  Registration fees................................................................     30,334
  Printing and shareholder reports.................................................     41,480
  Insurance........................................................................      6,017
  Other............................................................................     32,260
                                                                                     ---------
    Total expenses.................................................................    819,512
                                                                                     ---------
    Investment income--net.........................................................  1,374,606
                                                                                     ---------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3).......................................  5,195,317
  Net change in unrealized appreciation or depreciation on investments.............  1,370,663
                                                                                     ---------
    Net gains on investments.......................................................  6,565,980
                                                                                     ---------
Net increase in net assets resulting from operations...............................  $7,940,586
                                                                                     ---------
                                                                                     ---------

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                              STATEMENT OF CHANGES IN NET ASSETS
                                         YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                                         1996         1995
                                                                      -----------  -----------
Operations:
  Investment income--net............................................  $ 1,374,606  $ 1,806,174
  Net realized gains on investments.................................    5,195,317    3,056,132
  Net change in unrealized appreciation or depreciation of
   investments......................................................    1,370,663    4,774,991
                                                                      -----------  -----------
    Increase in net assets resulting from operations................    7,940,586    9,637,297
                                                                      -----------  -----------
Distributions to shareholders from:
  Investment income--net:
    Class A.........................................................   (1,243,462)  (1,755,964)
    Class B.........................................................      (99,271)     (40,461)
    Class C.........................................................      (13,267)      (1,580)
  Net realized gains on investments:
    Class A.........................................................   (3,098,381)  (1,538,743)
    Class B.........................................................     (231,470)     (10,795)
    Class C.........................................................      (21,070)          --
                                                                      -----------  -----------
    Total distributions.............................................   (4,706,921)  (3,347,543)
                                                                      -----------  -----------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.........................................................    9,146,231    5,987,210
    Class B.........................................................    4,901,705    2,799,440
    Class C.........................................................    1,162,223      199,159
  Shares issued as a result of reinvested dividends:
    Class A.........................................................    4,172,071    3,022,573
    Class B.........................................................      324,198       49,410
    Class C.........................................................       33,486        1,482
  Payments for redemption of shares:
    Class A.........................................................  (12,940,081) (14,784,420)
    Class B.........................................................     (837,113)     (28,143)
    Class C.........................................................      (92,242)      (7,348)
                                                                      -----------  -----------
    Increase (decrease) in net assets from capital share
     transactions...................................................    5,870,478   (2,760,637)
                                                                      -----------  -----------
    Total increase in net assets....................................    9,104,143    3,529,117
Net assets at beginning of year.....................................   58,954,436   55,425,319
                                                                      -----------  -----------
Net assets at end of year (including undistributed net investment income of $31,864 and $13,258, respectively).......................  $68,058,579  $58,954,436
                                                                      -----------  -----------
                                                                      -----------  -----------

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

(1) ORGANIZATION
    The Advantus Spectrum Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Spectrum Fund, Inc. (effective March 1,
1995). Prior to March 1, 1995 the Fund was known as MIMLIC Asset Allocation Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and

                                                          ADVANTUS SPECTRUM FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1996, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $80,274,915 and $81,528,565, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .60 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
Fund's shares. The Class A Plan provides for a fee up to .35 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a
 .75 percent distribution fee and a .25 percent service fee.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1996, the administrative services fee was $3,100 per month. Effective February 1, 1996, the administrative services fee is $3,600 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $354,051.

    During the year ended September 30, 1996, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $3,613.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1996 and 1995 for Class A and Class B shares and the year ended September 30, 1996 and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                           CLASS A                CLASS B               CLASS C
                                                   -----------------------  --------------------  --------------------
                                                      1996        1995        1996       1995       1996       1995
                                                   ----------  -----------  ---------  ---------  ---------  ---------
Sold.............................................     613,576      440,376    329,404    200,130     78,031     13,907
Issued for reinvested distributions..............     283,583      228,395     22,159      3,579      2,279        103
Redeemed.........................................    (867,615)  (1,073,619)   (55,824)    (1,857)    (6,302)      (512)
                                                   ----------  -----------  ---------  ---------  ---------  ---------
                                                       29,544     (404,848)   295,739    201,852     74,008     13,498
                                                   ----------  -----------  ---------  ---------  ---------  ---------
                                                   ----------  -----------  ---------  ---------  ---------  ---------

(6) RESTRICTED SECURITIES
    At September 30, 1996, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities

                                                          ADVANTUS SPECTRUM FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(6) RESTRICTED SECURITIES--(CONTINUED)
that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at September 30, 1996 was $1,926,547 which represents 2.8% of net assets.

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                CLASS A
                                                    ---------------------------------------------------------------
                                                                            PERIOD FROM
                                                        YEAR ENDED        NOVEMBER 1, 1993   YEAR ENDED OCTOBER 31,
                                                       SEPTEMBER 30,             TO
                                                    -------------------    SEPTEMBER 30,     ----------------------
                                                      1996     1995(a)        1994(b)          1993        1992
                                                    --------   --------   ----------------   --------   -----------
Net asset value, beginning of period..............  $  14.79   $ 13.28      $ 13.92          $  13.63   $     13.05
                                                    --------   --------     -------          --------   -----------
Income from investment operations:
  Net investment income...........................       .34       .45          .28               .29           .38
  Net gains or losses on securities (both realized
   and unrealized)................................      1.59      1.88         (.55)              .86          1.01
                                                    --------   --------     -------          --------   -----------
    Total from investment operations..............      1.93      2.33         (.27)             1.15          1.39
                                                    --------   --------     -------          --------   -----------
Less distributions:
  Dividends from net investment income............      (.34)     (.44)        (.28)             (.31)         (.38)
  Distributions from capital gains................      (.85)     (.38)        (.09)             (.55)         (.43)
                                                    --------   --------     -------          --------   -----------
    Total distributions...........................     (1.19)     (.82)        (.37)             (.86)         (.81)
                                                    --------   --------     -------          --------   -----------
Net asset value, end of period....................  $  15.53   $ 14.79      $ 13.28          $  13.92   $     13.63
                                                    --------   --------     -------          --------   -----------
                                                    --------   --------     -------          --------   -----------
Total return (c)..................................      13.7%     18.4%        (1.9)%(d)          8.7%         11.1%
Net assets, end of period (in thousands)..........  $ 54,848   $55,624      $55,286          $ 57,048   $    38,417
Ratio of expenses to average daily net assets.....      1.26%     1.33%        1.27%(e)          1.22%         1.35%(f)
Ratio of net investment income to average daily
 net assets.......................................      2.28%     3.22%        2.24%(e)          2.16%         3.02%(f)
Portfolio turnover rate (excluding short-term
 securities)......................................     140.5%    125.5%       124.5%             92.1%        123.3%
Average commission rate on common stock
 transactions (g).................................  $  .0641       N/A          N/A               N/A           N/A

------------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.

(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.

(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end sales charges.

(d) Total return is presented for the period from November 1, 1993 to September 30, 1994.

(e) Adjusted to an annual basis.

(f) The Fund's Adviser voluntarily absorbed $13,585 in expenses for the year ended October 31, 1992. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.40% and the ratio of net investment income to average daily net assets would have been 2.97%.

(g) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                                  CLASS B                              CLASS C
                                                    ------------------------------------   -------------------------------
                                                                          PERIOD FROM                        PERIOD FROM
                                                       YEAR ENDED          AUGUST 19,                         MARCH 1,
                                                      SEPTEMBER 30,        1994(b) TO       YEAR ENDED       1995(b) TO
                                                    -----------------    SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
                                                     1996     1995(a)         1994             1996             1995
                                                    -------   -------   ----------------   -------------   ---------------
Net asset value, beginning of period..............  $ 14.74   $13.27       $13.36             $14.74          $13.36
                                                    -------   -------      ------             ------          ------
Income from investment operations:
  Net investment income...........................      .27      .39          .03                .28             .24
  Net gains or losses on securities (both realized
   and unrealized)................................     1.56     1.84         .(03)              1.52            1.43
                                                    -------   -------      ------             ------          ------
    Total from investment operations..............     1.83     2.23           --               1.80            1.67
                                                    -------   -------      ------             ------          ------
Less distributions:
  Dividends from net investment income............     (.25)    (.38)        (.09)              (.26)           (.29)
  Distributions from capital gains................     (.85)    (.38)          --               (.85)             --
                                                    -------   -------      ------             ------          ------
    Total distributions...........................    (1.10)    (.76)        (.09)             (1.11)           (.29)
                                                    -------   -------      ------             ------          ------
Net asset value, end of period....................  $ 15.47   $14.74       $13.27             $15.43          $14.74
                                                    -------   -------      ------             ------          ------
                                                    -------   -------      ------             ------          ------
Total return (c)..................................     13.1%    17.6%        (.04)%(d)          12.9%           12.6%(e)
Net assets, end of period (in thousands)..........  $ 7,860   $3,131       $  140             $1,351          $  199
Ratio of expenses to average daily net assets.....     1.90%    1.99%         .23%(g)           1.90%           2.00%(f)
Ratio of net investment income to average daily
 net assets.......................................     1.67%    2.30%         .37%(g)           1.73%           2.17%(f)
Portfolio turnover rate (excluding short-term
 securities)......................................    140.5%   125.5%       124.5%             140.5%          125.5%
Average commission rate on common stock
 transactions (h).................................  $ .0641      N/A          N/A             $.0641             N/A

------------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.

(b) Commencement of operations.

(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of contingent deferred sales charges.

(d) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.

(e) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.

(f) Adjusted to an annual basis.

(g) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

(h) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Spectrum Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Spectrum Fund, Inc. (the Fund) as of September 30, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the two years then ended, the period from November 1, 1993 to September 30, 1994 and each of the years in the two-year period ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1996 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 1, 1996

ADVANTUS SPECTRUM FUND
FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1996. Dividends for the 1996 calendar year will be reported to you on Form 1099-Div in late January 1997. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

Income distributions--taxable as dividend income, 13.2% qualifying for deduction by corporations

PAYABLE DATE                                                                             PER SHARE
--------------------------------------------------------------------------------------  -----------
December 28, 1995.....................................................................   $   .3717
March 27, 1996........................................................................       .0785
June 26, 1996.........................................................................       .0851
September 25, 1996....................................................................       .0891
                                                                                        -----------
                                                                                         $   .6244
                                                                                        -----------
                                                                                        -----------
Capital gains distribution--taxable as long-term capital gains
December 19, 1995.....................................................................   $   .5638
                                                                                        -----------
                                                                                        -----------

    The distribution of $.3717 payable on December 28, 1995 consisted of $.2911 from short-term capital gains (taxable as dividend income) and $.0806 from net investment income.

CLASS B

Income distributions--taxable as dividend income, 13.2% qualifying for deduction by corporations

PAYABLE DATE                                                                             PER SHARE
--------------------------------------------------------------------------------------  -----------
December 28, 1995.....................................................................   $   .3519
March 27, 1996........................................................................       .0578
June 26, 1996.........................................................................       .0641
September 25, 1996....................................................................       .0667
                                                                                        -----------
                                                                                         $   .5405
                                                                                        -----------
                                                                                        -----------
Capital gains distribution--taxable as long-term capital gains
December 19, 1995.....................................................................   $   .5638
                                                                                        -----------
                                                                                        -----------

    The distribution of $.3519 payable on December 28, 1995 consisted of $.2911 from short-term capital gains (taxable as dividend income) and $.0608 from net investment income.

CLASS C

Income distributions--taxable as dividend income, 13.2% qualifying for deduction by corporations

PAYABLE DATE                                                                             PER SHARE
--------------------------------------------------------------------------------------  -----------
December 28, 1995.....................................................................   $   .3568
March 27, 1996........................................................................       .0595
June 26, 1996.........................................................................       .0675
September 25, 1996....................................................................       .0686
                                                                                        -----------
                                                                                         $   .5524
                                                                                        -----------
                                                                                        -----------
Capital gains distribution--taxable as long-term capital gains
December 19, 1995.....................................................................   $   .5638
                                                                                        -----------
                                                                                        -----------

    The distribution of $.3568 payable on December 28, 1995 consisted of $.2911 from short-term capital gains (taxable as dividend income) and $.0657 from net investment income.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. To set this up, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eight mutual funds containing $346 million in assets in addition to $1.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                   BULK RATE
400 ROBERT STREET NORTH                                U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                   ST. PAUL, MN
                                                        PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48639 11-96